UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

Remora Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01897	33-2299238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 West End Avenue, Suite 500, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (615) 380-1095

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 29, 2026, Frank Galea submitted a notice of his intention to retire from his position as the Chief Compliance Officer of Remora Capital Corporation (the “Company”), effective as of June 12, 2026. Mr. Galea did not express any disagreement on any matter relating to the Company’s operations, policies or practices, and indicated his intent to work with his successor to facilitate a seamless transition. On June 12, 2026, the Board of Directors of the Company appointed Heather Birmingham as Chief Compliance Officer, effective June 15, 2026.

Ms. Birmingham has 25 years of investment industry experience and is responsible for administering compliance policies and procedures and performing compliance monitoring of legal and regulatory requirements. Prior to serving as Chief Compliance Officer for the Company, Ms. Birmingham worked as First Vice President at CIM Group, LLC from 2021 to 2026 and as Director of Compliance for Brookfield Public Securities Group from 2018 to 2021. Ms. Birmingham also served as Chief Compliance Officer of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies from 2012 to 2018 and has held dedicated compliance roles since 2002. Ms. Birmingham earned her B.A. in Accounting and International Business from Dominican University.

There are no arrangements or understandings between Ms. Birmingham and any other person pursuant to which she was selected as the Chief Compliance Officer of the Company. There are no family relationships between Ms. Birmingham and any director or executive officer of the Company, and there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Ms. Birmingham had, or will have, a direct or indirect material interest.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remora Capital Corporation

Date: June 12, 2026	By:	/s/ Daniel Mafrice
		Name:	Daniel Mafrice
		Title:	President and Chief Executive Officer

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